Exhibit 10.35


           PURCHASE MONEY LEASEHOLD MORTGAGE AND SECURITY AGREEMENT
           --------------------------------------------------------

          THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT ("Mortgage") made this 20 day of February 1992, between LUCAYA BEACH HOTEL CORPORATION, a Florida corporation, ("Mortgagor"), and DEL-AIRE MANAGEMENT CO., INC., a Florida corporation, having an office at 4541 White Cedar Lane, Delray Beach, Florida ("Mortgagee")


        1. Mortgagor has purchased the leasehold interest described herein from the Mortgagee and executed the promissory note in the face amount of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00) ("the Note") secured by this Mortgage as part of the purchase price for said leasehold interest.

        2. Mortgagor desires to execute the within Mortgage and Security Agreement and grant the security interests provided herein for the purpose of securing the payment and performance obligations of the Mortgagor under the Note.

        NOW THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT WITNESSETH, that in consideration of the aforesaid principal sum of the Note and as further security for the payment under the Note with interest and aforesaid together with all other sums recoverable by Mortgagee under the terms of the Note, this Mortgage and Security Agreement, together with all existing and future liabilities of Mortgagor to Mortgagee (said indebtedness and interest and such other sums and liabilities are hereinafter collectively referred to as the "Aggregate Debt U), and as security for the due and timely performance by Mortgagor of all of the other provisions of the Note, and intending to be legally bound hereby, Mortgagor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, RELEASES, PLEDGES and MORTGAGES to Mortgagee its leasehold interest in that certain parcel of real property known as The Lucaya Beach Hotel located in Broward County, Florida, as more fully described in Exhibit "A" attached hereto and made a part hereof (the "Real Property"), held pursuant to that certain lease agreement dated February 10, 1965 (the "LEASE") between Lighthouse Point Construction Corp. (Mortgagor', predecessor-in-interest), as lessee, and Nancy H. Newell and Jane H. Tubbs, as lessor ("Leasehold Estate");

        TOGETHER WITH all right, title and interest of Mortgagor in and to the following property located at the Real Property (the "Location") now owned or hereafter acquired by Mortgagor, or its successors or assigns, or in which
Mortgagor, or its successors or assigns, now or hereafter   has an interest
(provided, however, that building plans and specifications, survey, appliances, fixtures, equipment, furniture and furnishings appurtenant to that certain hotel currently operated as the "Oceanside Hotel" which hotel is located on land adjacent to the land described On Exhibit "A" hereto shall not be encumbered hereby) which Mortgagor hereby assigns to Mortgagee until the Aggregate Debt is paid:

  (a) All buildings and other improvements now or hereafter located on the Real Property ("Improvements");

  (b) All streets, lanes, alleys, passages, ways, water courses, easements, rights, liberties, privileges, tenements, hereditaments and appurtenances whatsoever belonging to the Real Property or in any way made appurtenant to the Real Property hereafter, and the reversions and remainder, with respect thereto ("Appurtenances");

  (c) All machinery, equipment, furniture and fixtures, office materials and supplies, spare parts, and other tangible personal property of every kind and description, now owned or
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hereafter acquired,  including, without limitation, every item which is or may be necessary or convenient in relation to the operation of the hotel located at the Location (the "Hotel") and with respect to all of the foregoing, all parts, substitutions, improvements, accessories, attachments and additions thereto and therefor ("Equipment")

  (d) All agreements of governmental authorities relating to such Hotel and other licenses, permit agreements and rights under governmental ordinances agreements granting access rights 55 to leases, notes receivable purchased by Mortgagor with the proceeds of loans advanced by the Mortgagee, and contract rights to the extent they relate to the Hotel, in connection with the conduct of the business and/or operation of the Hotel ("Intangibles").

  (e) All building materials, building machinery and building equipment delivered on site to the Location during the course of, or in connection with, the construction of, or reconstruction of or remodeling of any building and improvements from time to time ("Building Equipment");

  (f) All goods and inventory, located at the Locations now owned or hereafter acquired and all additions and accessions thereto, and all books, records, computer software and logs relating to and/or appropriate to the conduct of the business at the Hotel and/or the operations of the Hotel, provided that Mortgagor shall be entitled at its expense to make and keep copies of same ("Goods");

  (g) All awards or payments, including interest thereon, which may be made with respect to the Location and any improvements, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the real estate upon which the Hotel is located or any improvements located thereon including, without limitation, all awards or payments of estimated compensation, all damages to the Location or any improvements resulting from any taking, all machinery and equipment dislocation expenses, all settlement amounts, all apportionments of taxes, reimbursement of attorneys' and en engineers' fees, all moving expenses and all business dislocation expenses ("Awards");

  (h) All of Mortgagor's rights in and to the trademarks, tradenames service-marks, franchises, copyrights in literary property of any kind, jingles, licenses, permits and privileges owned or held by it and used in the conduct of the business of the Hotel and/or operations of the Hotel provided that the fore-going shall not be construed to include the name Lucaya Beach Hotel or any variation thereof and provided further that to the extent that Mortgagor uses such trademarks, trade names, service marks, franchise, copyrights, jingle, licenses, permits and privileges in hotels other than the Hotel, Mortgagor shall be entitled to continue such use after exercise of the Mortgagee' rights against such collateral ("Intangibles");

  (i) Claims arising from insurance coverage or against third parties for loss or damage to or destruction of any of the foregoing ("Insurance Policies"); and

  (j) All proceeds of any of the foregoing ("Proceeds").

All of the Leasehold Estate, Real Property, Improvements, Appurtenances, Equipment, Building Equipment, Intangibles, Awards, Insurance Policies, Proceeds and Goods and other property interests referred to above are sometimes collectively referred to as the "Mortgaged Property".

T0 HAVE AND T0 HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever free from all rights and benefits under the homestead exemption and valuation laws of any State which said rights and benefits said Mortgagor does hereby release and waive. All right, title and interest of Mortgagor in and to all extensions, improvements, and betterments, renewals, substitutes and replacements of, and all additions and all additions and appurtenances to the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the same may be, and in each such case, without any further mortgage, pledge, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor end specifically described herein.
Notwithstanding the foregoing, Mortgagor shall, at its own cost, make, execute, acknowledge, deliver and record any and all such further acts, deeds, conveyances, mortgages, notices of assignment transfers, assurances and other documents as Mortgagee shall from time to time require for better assuring, conveying, assigning, transferring and confirming unto Mortgagee the Mortgaged Property and the other rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign for carrying out the intention of facilitating the performances of the terms of this Mortgage. In addition, Mortgagor hereby agrees that this Mortgage is a security agreement under the Florida Uniform Commercial Code and hereby grants to and creates in Mortgagee a security interest thereunder in, among other things, all Equipment, Building Equipment, Intangibles, Awards, Insurance Policies, Proceeds and Goods. Mortgagor shall, at its own cost and expense, execute, deliver and file any financing statements, continuation certificates and other documents Mortgagee may require from time to time to perfect and maintain in favor of the Mortgagee a security interest under the Uniform Commercial Code in such Equipment, Building Equipment, Intangibles, Awards, Insurance Policies, Proceeds and Goods. Without limiting the generality of any of the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file any of the documents referred to hereinabove for and on behalf of Mortgagor.

  PROVIDED ALWAYS, and these Presents are upon this express condition, that if Mortgagor or its successors or assigns shall well and truly pay or cause to be paid unto Mortgagee, its Successors or assigns, the Aggregate Debt secured by this mortgage, and otherwise perform Mortgagor's Obligations then this Mortgage, and the estate hereby granted, shall cease, determine and be void, and Mortgagee shall furnish to Mortgagor a satisfaction of this Mortgage in proper form for recording, but Mortgagee shall not be required to bear any expense or cost in connection with such satisfaction or the recording thereof.


THIS MORTGAGE secures not only existing indebtedness (including the sums advanced and to be advanced pursuant to the Note) but also such additional sum or sums as may be advanced by the then holder of the Note at any time after the date hereof, together with interest thereon at the applicable rate provided for elsewhere herein or if otherwise provided at the time of any such future advance, then at the rate so provided, to the ease extent as if such future advance were made on the date of execution of this Mortgage and although there may be no indebtedness outstanding at the time any such future advances are made. To the extent permitted by law, all future advances shall be equally secured with and have the same priority as the original indebtedness secured hereby and shall be subject to all the terms and provisions of this Mortgage. The total amount of indebted-
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ness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed a maximum principal amount of $15,000,000 plus interest thereon and any fees or costs incurred by Mortgagee as provided in this Mortgage and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements, provided nevertheless that the provisions of this section shall not be construed to obligate the Mortgagee to make such future advances.

     MORTGAGOR WARRANTS TO AND COVENANTS WITH MORTGAGEE  as follows:

  1. Title. As of the date hereof (a) Mortgagor has good and marketable title to the Leasehold Estate and other Mortgaged Property subject to no lien, charge or encumbrance except for such exemptions to title as are set forth in the Commitment issued by Attorneys' Title Insurance Fund, Inc. being Commitment No. C-1599250 shall be approved in writing by Mortgagee; (b) this Mortgage is and shall retain a valid and enforceable lien on the Mortgagor's interest in the Mortgaged Property subject only to the matters referred to in subparagraph (a) hereof; (c) Mortgagor shall preserve such title, and all of its rights in and to the Mortgaged Property, and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and entities whomsoever, subject only to the matters referred to in subparagraph (a) hereof, and (d) Mortgagor has full power and lawful authority to mortgage the Mortgaged Property and grant a security interest therein in the manner and form herein done or intended hereafter to be done.

  2. Payment and Performance. (a) Mortgagor shall punctually pay or cause to be
     -----------------------
paid the Aggregate Debt, in the amounts and at the times and places that the same may be due, and perform and comply with all of the terms, covenants, conditions and obligations contained herein and in the Loan Documents.

  3. Taxes and Other Charges. Mortgagor shall pay all taxes of every kind and
     -----------------------
nature (including real and personal property, income, gross receipts, franchise, profits, sales and withholding taxes), all general and special assessments, water and sewer rents and charges, and all levies, permits, inspection and license fees and other public charges now or hereinafter levied or assessed against the Mortgaged Property as liens or assessments (hereinafter individually called a "Tax" and collectively the "Taxes" as the same shall become due and payable from time to time and before interest or penalties accrue thereon and before a lien could be placed upon the Mortgaged Property; provided, however, that Mortgagor shall not be required to pay any Tax to the extent that nonpayment thereof is permitted while the validity thereof is being contested, so long as (a) Mortgagor notifies Mortgagee in writing of its intention to contest the validity thereof /1/ (b) the validity thereof is being contested in good faith by Mortgagor and (c) Mortgagor deposits with Mortgagee if Mortgagee so requests an amount deemed sufficient to make such payment if the contest is unsuccessful. Notwithstanding the forgoing, Mortgagor shall under no circumstances permit a lien to be placed upon the Mortgagor's interest in the Mortgaged Property or permit the Mortgaged property to be sold or advertised for sale for nonpayment of any Tax. Mortgagor shell not apply for or dais any deduction from the taxable value of the Mortgaged Property because of the existence of the Notes or this Mortgage. Subject to Mortgagor's right to contest any Tax as hereinabove provided, Mortgagor shell deliver to Mortgagee receipts evidencing the payment of such Tax on or before the 1st day on which any Tax may be paid without interest or penalties or a lien being placed upon the Mortgagor's interest in the Mortgaged Property or as soon thereafter as such receipts are available.

  4. Insurance. (a) Mortgagor shall keep the Mortgaged Property insured at all times throughout the term of this Mortgage in accordance with the terms of the Lease which shall include but not be limited to and paying for all and
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maintaining the following:

  (i) Policies of insurance against loss or damage by fire, lightning, windstorms, hail, explosion, vandalism, malicious mischief and damage from
                                                  ------------
aircraft and vehicles, flooding, collapse and such other hazards as are presently included in standard "All-Risk Coverage" endorsements in the location of the Mortgaged Property provided, however, so long as construction is in progress at any portion of the Mortgaged Property, fire insurance coverage for such portion of the Mortgaged Property, fire insurance coverage for such portion shall be pursuant to a "Builders Risk Completed Value Non-Reporting Form" and if the fire insurance policies shall be in such Builders Risk form, such portion of the Mortgaged Property may not be occupied unless Mortgagor's insurer acknowledges to Mortgagee in writing that such insurance shall remain in effect, notwithstanding the occupancy of such portion of the Mortgaged Property.

The amount of such insurance shall be acceptable to Mortgagee but in any event in at least such amount as would prevent Mortgagor from becoming a co-insurer. Such policies shall name Mortgagee as mortgagee thereunder

  (ii) In the event that any portion of the Mortgaged Property shall be leased, policies of rent insurance against loss of income arising out of damage or destruction by fire or the perils of "All-Risk Coverage" so called in an amount equal to the projected yearly rental income from the Mortgaged Property.

  (iii) Policies of flood hazard insurance an required by a commercial institutional lender law or evidence acceptable to Mortgagee that flood insurance is not so required for the Mortgaged Property.

  (iv) Policies of Commercial General liability insurance to afford protection to a combined single limit as determined from time to time by Mortgagee, but not less than $1,000,000.

Such policies shall name Mortgagee as "Additional Insured" there-under.

  (v) Such other insurance coverage on the Mortgaged Property or Mortgagor's Operations thereon or any replacements or substitutions therefor, or additions thereto, and in such amounts as may from time to time be reasonably required by Mortgagee against other insurance hazards or casualties which at the time are commonly insured against in the case of premises and businesses similarly situated.

  (b) All insurance shall be non-assessable, subject to the approval of Mortgagee as to insurance agents and companies, amounts, deductible amounts, contents and form of policies and expiration dates, and shall contain a non-contributory mortgagee clause or additional insured clause, as applicable, in favor of and reasonably satisfactory to Mortgagee. Such policies shall provide for the payment of all costs and expenses incurred by Mortgagee in the event of any contested claim and all policies shall provide that Mortgagee shall be given at least thirty (30) days written notice of cancellation, non-renewal or material change.

  (c) Not less then thirty (30) days prior to the expiration date of expiration soon policy, Mortgagor will deliver to Mortgagee a prepaid renewal policy or policies (or certificates evidencing insurance if the policies are master policies).

   (d) In the event of the occurrence of any loss or damage to the Mortgaged Property or any part thereof, Mortgagor will give immediate written notice thereof to Mortgagee, and Mortgages may make proof of loss that if not made promptly by Mortgagor. Mortgagee may, on behalf of Mortgagor, adjust and compromise any claims under such insurance and collect and receive the proceeds thereof and endorse drafts, and Mortgagee and each of

Mortgagee's officers is hereby irrevocably appointed attorney-in-fact of Mortgagor for such purposes. Each insurance company is hereby authorized and directed to make payment under such policies of casualty, rent and/or business interruption insurance, including return of unearned premiums, directly to Mortgagee, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor.

  (e) Mortgagee shall have the right, at its election, to retain and apply the proceeds of any casualty insurance to reduction of the principal amount due under both or either of the Note, and/or to retain and apply the proceeds of any rent insurance on account of the payments of the regular monthly installments of principal and interest as they fall due, month by month, or to restoration or repair of the property damaged. Notwithstanding the foregoing, upon the written request of Mortgagor, Mortgagee shall make soon w~m. available to Mortgagor for repair and restoration of the damaged property, provided that (a) there is not then in existence an __ of Default and no event has occurred which, with the giving of notice or passage of time or both, would constitute an event of Default, (b) Mortgagor shall deposit with Mortgagee at least twenty (20) days prior to the commencement of any such repair or restoration an amount equal to the diff_ between the cost to repair the damaged property (as reasonably estimated by Mortgagee) and the sums made available by Mortgagee on account or such insurance, and (0) soon repair and restoration can be completed within six months from the date of the loss.

  (f) If requested by Mortgagee (but not more often than once every year), Mortgagor shall have the then replacement and insurable values of the buildings and improvements determined by the underwriter of fire insurance on the Mortgaged Property, or, if such underwriter will not act, by a qualified appraiser satisfactory to Mortgagee, and shall deliver such determination to Mortgagee.

  (g) Mortgagor shall promptly comply with and conform to (i) all provisions of each insurance policy and (ii) all requirements of the insurers thereunder applicable to Mortgagor or the Mortgaged property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property, even if such compliance necessitate, structural changes or improvements or results in interference with the use or enjoyment of any of the Mortgaged Property. Mortgagor shall not change the present use of any of the Mortgaged Property in any manner which would permit the insurer to cancel or increase the premium for any insurance policy.

  (h) If Mortgagee shall acquire title to the Mortgaged Property either by virtue of a deed in lieu of foreclosure, or a judicial sale thereof pursuant to proceedings udder the Note of this Mortgage, then all of Mortgagor's estate, right, title and interest in and to all such policies, including unearned premiums thereon and the proceeds thereof, shall vest in Mortgagee.

  (i) If Mortgagee shall consent to the use of insurance primate (or a condemnation award) for restoration:

          (A) prior to commencement of restoration, the contracts, contractors, plans and specifications for the restoration shall be approved by Mortgagee, and Mortgagee shall be provided with mechanics' lien insurance (if available) and a surety bond insuring satisfactory completion of the restoration, soon insurance and bond to be in form acceptable to Mortgagee);

  (B) disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of satisfactory evidence from an architect or engineer retained by Mortgagee at Mortgagor's expense to supervise restoration of the stage of like manner in accordance with the contracts, plans and specifications;

  (C) Mortgagee may retain ten percent (10%) of the restoration fund until the restoration is fully completed; and

  (D) the restoration fund shall be deposited in a restricted non-interest bearing account with Mortgagee (the "restoration account")

  (j) If Mortgagor deposits funds with Mortgagee in accordance with Paragraph
(a) above, such funds shall be disbursed and expanded before any funds in the restoration account. Any sum so added by Mortgagor which reins in the restoration fund upon completion of restoration shall be refunded to Mortgagor. All insurance or condemnation _ if any, remaining after completion of repairs or restoration or after the occurrence of any Event of Default hereunder shall be applied by Mortgagee to sums then due and payable under both or either of the Notes and thereafter to the then outstanding principal balance of (Pounds)
Note.

  (k) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Paragraph 4, unless Mortgages is included thereon as a named insured with loss payable to Mortgagee under a standard mortgage endorsement. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same.

  5. Tax and Insurance Escrow. Upon the request of Mortgagee (which request may, at the sole discretion of Mortgagee be made at any time subsequent to the occurrence of an Event of Default) Mortgagor shall pay or cause to be paid to Mortgagee on the first day of each month a sum equal to one-twelfth (1/12) of the amount of (a) all real estate taxes, water and sewer charges and assessments if any, as estimated from time to time by Mortgagee, becoming due with respect to the Mortgaged Property on the next succeeding date upon which the same shall be due and payable and (b) all premiums, computed on an annual basis, for the insurance requited to be carried pursuant to Paragraph 4 hereof. All soon amounts (hereinafter, the "Escrows") shall be held by Mortgagee in such manner as it sees fit without any obligation to invest the same, provided however, that if and to the extent that Mortgagee is required under applicable law to invest the Escrow for the benefit of Mortgagor, Mortgagee shall also have the right to charge a reasonable service fee in connection therewith unless prohibited under applicable law. The escrows shall be applied to the payment of the respective items in respect of which the Escrows were deposited, or at Mortgagee's option to the payment of any such items in such order of priority as Mortgagee shall determine, as the same become due and payable. If, prior to the date upon which any of the aforesaid items shall be due and payable, the amount of Escrows than on deposit therefor shall be insufficient to pay such item, Mortgagor within five (5) days after demand is made therefor shall deposit the amount of such deficiency with Mortgagee. If there is an event of default hereunder, Mortgagee may at its option apply the Escrows or any part thereof in payment of any unpaid portion of the Aggregate Debt. If, when making any assignment of this Mortgage, the then mortgagee shall pay over to its assignee the then balance of the Escrows then such assigning mortgagee shall have no further obligation or liability to Mortgagor with respect to such deposits.

  6.  Additions. Alterations. Removals and Repairs.
      --------------------------------------------

  (a) Mortgagor shall not cause or permit any building, structure or improvement or other Property now or hereafter ~red by the lien of this Mortgage and comprising part of the Mortgaged Property to be removed or demolished in whole or in part, or any fixture comprising part of the Mortgaged Property to be removed, severed or destroyed, without the prior written consent of Mortgagee which consent shall not be unreasonably withheld or delayed. Mortgagor may make non-structural changes to the Mortgaged Property as may be required by Mortgagor's hotel franchiser without the prior consent of the Mortgagee. ~Notwithstanding the foregoing, Mortgagor may remove any fixture on condition that simultaneously with, or prior to such removal, such fire shall be replaced with other property to perform the function of the property removed and of a value at least equal to that of the replaced property and free from any title retention or security agreement or other encumbrance. By such removal and replacement, Mortgagor shall be deemed to have subjected such equipment to the lien of this Mortgage. Mortgagor will not abandon or cause or permit any waste to the Mortgaged Property.

  (b) Throughout the term of this Mortgage, Mortgagor, at its sole cost and expense, will take good care of the Mortgaged Property and the sidewalks, curbs and vaults, if any, adjoining the Mortgaged Property and will keep the same in good order and condition and make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extra-ordinary, and unforseen and foreseen all repairs made by Mortgagor shall be at least equal in quality and class to the original work. The necessity for and adequacy of repairs to the buildings and improvements pursuant to this Paragraph 6 hereof shall be measured by the standard which is appropriate for structures of similar construction and class, provided that Mortgagor shall in any event make all repairs necessary to avoid any structural damage or injury to the buildings and other Improvements and to keep the buildings and other Improvements in a proper condition for their intended uses.

  (c) Throughout the term of this Mortgage, Mortgagor, at its sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, debarments, commissions, boards and officers, and national or local Boards of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing which may be applicable to the Mortgaged Property, the maintenance and use thereof and the sidewalks, curbs and vaults adjoining the Mortgaged Property, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements. Mortgagor will comply with all orders and notices of violations thereof issued by any governmental authority. Mortgagor will pay all licenses fees and similar municipal charges and maintain all licenses, permits and authorizations required for the use of the Mortgaged Property and the other areas now or hereafter used in connection therewith and will not, unless so required by any governmental agency having jurisdiction, discontinue use of the Mortgaged Property without prior written consent of Mortgagee.

  7.  Condemnation. In the event that the whole or any part of the Mortgaged
      ------------
Property secured by this Mortgage is condemned or been for any period of time, or there is any other injury to or decease in value of the Mortgaged Property as a result of any public or quasi-public authority or corporation exercising the power or eminent domain or otherwise, all sums awarded as damages for such condemnation or taking to which Mortgagor is entitled shall be paid over immediately to Mortgagee. Upon the receipt thereof, Mortgagee may deduct and withhold from the amount actually received any costs, charges or fees incurred by Mortgagee in connection with the recovery of such award (hereinafter, ("Mortgagee's Costs"), and thereafter Mortgagee may apply all or any portion of the balance to the discharge of the Aggregate Debt and, at the option of Mortgagee, may pay over any sums not so applied to Mortgagor for the purpose of restoring or repairing the Mortgaged Property, in which event the Aggregate Debt shall not be reduced by that amount. Notwithstanding the fore-going, in the event that Mortgagee, at the option of Mortgagee, elects to make such sues available to Mortgagor for repair and restoration of the Mortgaged Property, the availability of such funds and the restoration of the Mortgaged Property shall be governed by the provisions of Paragraph 4(h) hereof. Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact for Mortgagor for the purpose of collection of any or all proceeds available in connection with the condemnation of the Mortgaged Property. If the Mortgaged Property is transferred, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on either or both of the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Aggregate Debt, whichever is less.

        8. No Secondary Financing
           ----------------------

          (a) Without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld by Mortgagee, Mortgagor shall not create or cause or permit to exist any lien on, or security interest in Mortgagor's interest in the Mortgaged Property, including any fixture~, equipment or other items of personal property owned by Mortgagor which are intended to be or _ pert of the Mortgaged Property, and shall not incur any secured indebtedness for money borrowed to purchase, improve or operate the Mortgaged Property or any part thereof, other than the indebtedness secured hereby.

          (b) Mortgagor shall promptly discharge, at Mortgagor's cost and expense, all liens, encumbrances and charges upon the Mortgagor's interest in Mortgaged Property, or any part thereof or interest therein; provided, however, that Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrances or charge, if Mortgagor shall first deposit with Mortgagee a bond or other security satisfactory to Mortgagee in such amount as Mortgagee shall reasonably require, and provided further that Mortgagor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and die-charged. If Mortgagor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Mortgagee, Mortgagee may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law.

          (c) Mortgagor shall not suffer or permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Mortgagee, to terminate any lease of all or any portion of the Mortgaged Property, whether or not such lease is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage, without first obtaining the prior written consent of Mortgagee. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease, whether or not permitted to do so by Mortgagor or as a matter of law, and any such attempt to terminate any such lease shall be ineffective and void.

          (d) Mortgagor shall faithfully and fully comply with and abide by each and every term, covenant and condition of all other mortgages now or, if permitted by Mortgagee, hereinafter encumbering the Mortgaged Property, or any part whether inferior or superior to the lien of this Mortgage ("Other Mortgages"), and never permit the same to go into default. A default or delinquency under any such Other Mortgages shall automatically and immediately constitute a default under this Mortgage, __me Mortgages is _ expressly authorized, at the option of the Mortgagee, to advance all sums necessary to keep any superior mortgage or mortgages in good standing, and all sums so advanced, together with interest thereon at the rate set forth in the Note applicable to a period when default exists thereunder, shall be secured by this Mortgage, and shall be subject to the provisions hereof. The Mortgagor agrees that the Mortgagor shall not make any agreement with the holder of any superior mortgage which shall in any way modify or extend any of the terms or conditions of such superior mortgage, nor shall the Mortgagor request or accept any future advances under such superior mortgage without the express written consent of the Mortgagee, nor shall any negative amortization be permitted under any such superior mortgage without the express written consent of the Mortgagee. The Mortgagor will furnish to the Mortgagee, upon demand, proof of payment of all items which are required to be paid by the Mortgagor pursuant to the Other Mortgages. The Mortgagor shall execute and deliver, on request of the Mortgages, such instruments as the Mortgages may deem useful or required to permit the Mortgagee to take such action as the Mortgages considers desirable to preserve the interest of the Mortgagee in the Mortgaged Property.

      9.  Transfer of Title.
          -----------------

          (a) Unless Mortgagee gives its prior consent in writing, which consent shall not be unreasonably withheld, it shall be an event of default under this Mortgage and the Note if Mortgagor transfers, or attempt to transfer voluntarily, involuntarily or by operation of law, all or any part of its leasehold interest in the Real Property or Appurtenances or its legal title to any other portion of the Mortgaged Property of any pert thereof under and subject to this Mortgage, or any equitable or beneficial interest therein. The transfer of any or all of the voting shares of stock in the Mortgagor to a holding company, all of which holding company's voting shares of stock are held solely by Romulo Bandeira De Souza G. Neto and members of his immediate family, shall not require prior approval of Mortgages, or constitute a prohibited transfer, or constitute an event entitling Mortgages to declare the Note to be due and payable. Any consent given by Mortgages hereunder shall pertain only to the proposed transfer of title for which the consent was requested and shall not obligate Mortgages to approve any further transfers or relieve any person or entity of liability to pay any amount secured hereby agrees that it will not condition its consent to a transfer or an the interest rate, prepayment of Principal reduction of term or other adverse modification of the Note or Mortgage.

          (b) It is further understood and agreed that Mortgagee shall not consent to (i) any transfer of less than the entirety of Mortgagor U interest in Mortgaged Property, or (ii) any transfer in any form which has the effect of creating additional expense to or charges against the Mortgaged Property. No encumbrance, subordinate mortgage or junior lien may be created without the express written consent of Mortgagee which consent may be withheld at Mortgagee's sole discretion.

        10. Leases; Management.
            ------------------

(a) Mortgagor hereby represents and warrants to Mortgagee that there are no sub-leases or agreements sub-lease all or any part of the Mortgaged Property now in effect. Mortgagor covenants and agrees that all sub-leases now or hereafter affecting the Mortgaged Property shall be subordinate to the lien of this Mortgage. Mortgagor agrees not to enter into any sub-lease for all or any part of the Mortgaged Property without the prior written consent of Mortgages which consent may be withheld at Mortgagee's sole discretion.

          (b) In the event that Mortgagee consents to any future sub-lease of the Mortgaged Property:

          (i) Mortgagor agrees that all future sub-leases of all or any part of the Mortgaged Property shall be on such form of sub-lease as shall be first be approved by Mortgagee.

          (ii) Mortgagor shall promptly (A) perform all of the provisions of the sub-leases on the part of the sub-landlord thereunder to be perform; (B) enforce all of the provisions of the sub-lease on the part of the sub-tenants thereunder to be performed; (C) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the sub-leases or the obligations of Mortgagor as sub-landlord or of the sub-tenants thereunder; and
(D) deliver to Mortgagee, within twenty (20) days after a request by Mortgagee a written statement containing the names of all sub-tenants, the term of all subleases and the space occupied and rentals payable thereunder, and a statement of all sub-leases which are then in default, including the nature and magnitude of the default.

          (iii) Mortgagor agrees and each sub-lease shall provide that in the event of a default by Mortgagor and the enforcement by Mortgagee of any remedy under this Mortgage, the tenant under each lease shall at Mortgagee's request attorn to Mortgagee or any other person or entity succeeding to the interest of Mortgages as a result of such enforcement and shall recognize Mortgagee or such successor in interest as sub-landlord under the lease without change in the
                                                                     --
provisions thereof; provided, however, that Mortgagee or such successor in interest shall not be bound by (A) any payment of an installment of rent or additional rent which may have been made more than thirty days before the due date of such installment, (B) any amendment or modification to the sub-lease made without the consent of Mortgagee or such successor in interest, or (C) any existing off-sets or defenses.

         (iv) Mortgagor agrees to render to Mortgagee within ten (10) days after written demand therefor a detailed certified statement of Mortgagor specifying the rents and profits received from the Mortgaged Property for the quarter-annual period specified in such demand, the disbursements made for such period and the names of all sub-tenants of the Mortgaged Property, together with true and correct copies of all sub-leases for which rent is so accounted.

         (c) Mortgagor shall not enter into any agreement for the management or operation of the Mortgaged Property with a third party without the prior consent of Mortgagee which consent shall not be unreasonably withheld or delayed.


          11. Hazardous Substances; Wastes.
              ----------------------------

  (a) To the best of Mortgagor's knowledge without any investigation: (i) the Mortgaged Property has not been used to treat, produce, handle, transfer, process, or otherwise release, or for the generation, manufacture, storage or disposal of, and there has not been transported to or from the Mortgaged Property, any Hazardous Substances or Wastes (as those term are herein-after defined); (ii) there are no Hazardous Substances or Wastes present on the Mortgaged Property in violation of any applicable law; (iii) Mortgagor has made no use of the Mortgaged Property that may, under any federal, state or local law or regulation, require any closure or cessation of the use of the Mortgaged Property or any part thereof or impose upon the Mortgagor or its successors any monetary ligations; (iv) the Mortgagor has not been identified and has no knowledge that it will or may be iden-tified in any litigation, proceeding or investigation as a responsible party or potentially responsible party for any liability for disposal or release of any Hazardous Substances or Wastes; (y) no lien or super lien has been recorded, asserted or threatened against the Mortgaged Property for any liability in connection with any Hazardous Substances or Wastes_ (vi) the Mortgaged Property is in compliance with all federal, state and local laws and regulations relating to environmental setters; and (vii) there are no underground storage tanks located on or under the Mortgaged Property.

  (b) The Mortgagor will not, and will not permit any sub-tenant or any other occupant of the Mortgaged Property to store, use, generate, treat or dispose of any Hazardous Substances or Wastes on the Mortgaged Property in violation of any applicable law. The Mortgagor promptly shall advise the Mortgagee in writing of and with respect to any known pending or threatened claim, demand or action by any governmental authority or third party relating to an "-Hazardous Substances or Wastes affecting the Mortgaged Property or the discovery of any Hazardous Substances or Wastes on the Mortgaged Property or any real property adjoining the Mortgaged Property. The Mortgagee shall have the right, but not the obligations, to join in or participate in any legal proceedings or actions initiated in connection with any Hazardous Substances or Wastes directly or indirectly affecting the Mortgaged Property. The Mortgagor shall reimburse the Mortgagee for attorneys' fees in connection therewith and Mortgagor shall indemnify, defend and hold harmless the Mortgagee from and against any claims, demands, loss or liabilities, including but not limited to costs of remedies action, response costs, personal injury and property damage, directly or indirectly arising out of or attributable to the use, treatment, handling, transfer, processing, generation, deposit, storage, release, threatened release, discharge, disposal, burial, dumping, spilling, leak_ or other presence of Hazardous Substances and Wastes on or under the Mortgaged Property; provided, however, that this indemnification shall not be applicable to any claims, demands, losses, or liabilities arising out of or attributable to the use, treatment, handling, transfer, processing, generation, deposit, storage, release, threatened release, discharge, disposal, burial, dumping, spilling, leaking, or other presence of Hazardous Substance and Wastes on, or under the Mortgaged Property by a party other than Mortgagor and occurring subsequent to such time as Mortgagee may have become mortgagee in possession of the Mortgaged Property or occurring after record title to the Mortgaged Property has passed from Mortgagor to any party not controlled by or under common control with Mortgagor. Mortgagor shall not, without obtaining the Mortgagee's prior written consent, enter into any settlement, agreement, consent decree or other compromise in respect to any Hazardous Substances or Wastes, directly or indirectly affecting the Mortgaged Property if in the Mortgagee's judgement, such action could impair the value of the Mortgagee's security. In the event that it is determined that there is any contamination of the Mortgaged Property by Hazardous Substances or Wastes (i) Mortgagor shall at its sole cost and expense, promptly remediate such contamination in compliance with all applicable federal, state and local laws, codes and ordinances and (ii) Mortgagee may require Mortgagor to provide additional collateral security for the Loans in an amount equal to the appraised value of the Mortgaged Property and Mortgagor shall do so within twenty (20) days of Mortgagee's request there-for.

  (c) For the purpose hereof: (i) "Hazardous Substances" shall mean any flammable explosives, radioactive materials, asbestos, urea formaldehyde, hazardous water, petroleum products, toxic substances or any other elements or compounds designed as a "hazardous substance," "pollutant" or "contaminant" in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et. Seq. or in the Resource Conservative and Recovery Act, 42 U.S.C. Section 6901 et.seq. or any other applicable federal, state or local law or regulation end (ii) "wastes" shall mean any hazardous~ wastes, residual wastes, solid wastes or other wastes as those terms are defined in the applicable federal, state or local laws and regulations.

  12. Required Notice  Mortgagor shall give Mortgagee prompt written  notice~
      ---------------
action or proceeding purporting to affect the Mortgaged Property of which it has actual knowledge including, without limitation, the following: (a) a fire or other casualty causing material damage to the Mortgaged Property; (b) receipt of notice of condemnation or threatened condemnation of the Mortgaged Property or any part thereof, (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property' (4) receipt of any notice from any tenant or landlord of all or any portion of the Mortgaged Property, (e) receipt of any notice from the holder of any lien or security interest in the Mortgaged property; or (f) commencement of any litigation effecting the Mortgaged Property in which the amount in dispute exceeds $10,000. Mortgagee shall have the right, but not the obligation, to appear in or defend any such action or proceeding to the ease extent as Mortgagor. Furthermore, Mortgagee shall have the right, but not the obligation, to bring any action or proceeding, in the name and on behalf of itself or Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or any pert thereof.

  13. Mortgagee's Right to Cure.  Mortgagee shall have the right, but not the
      -------------------------
obligation, at Mortgagee's election and without notice to Mortgagor, to cure any default by Mortgagor hereunder or under the Note or under any mortgage or with respect to any security interest, lien, lease or encumbrance which is or may become senior in lien end position to this Mortgage. Any payments made or expenses incurred by Mortgagee in the exercise of such right shall not release Mortgagor from Mortgagor's obligation or constitute a waiver of Mortgagor's default hereunder. Any such payments made or expenses incurred by Mortgagee shall be repayable by Mortgagor on demand by Mortgagee, together with interest thereon at the rate specified in the Note from the data such payments was made or such expenses was incurred, end the aggregate amount thereof, including such interest, shall become part of the Aggregate Debt end shall be secured by the lien of this Mortgage.

  14. Certificate of No Offsets. Within five (5) days after being requested  to
      -------------------------
do so by Mortgagee, Mortgagor shall furnish to Mortgagee or any proposed assignee of this Mortgage a written statement, duly executed, acknowledged end certified by Mortgagor, setting forth the remaining unpaid amount of the Ag gregate Debt end whether there exist any uncured defaults, offsets or defenses thereto.

  15. Right to Inspect. Mortgagor shall permit Mortgage and its agents to enter
      ----------------
end inspect the Mortgaged Property or any part thereof at all reasonable times.

  16. Revenue, Tax or Other Stamps. Mortgagor shall pay he solely responsible
      ----------------------------
the cost of any revenue, tax or other stamps flow or hereafter required by the laws of the State of Florida or the United States to be affixed to the Note or this Mortgage end if any taxes are imposed under the laws of the State of Florida or the United States or any other jurisdiction with respect to recording debts secured by a mortgage, or with respect to recording evidences of indebtedness so secured, Mortgagor shall pay or reimburse Mortgagee upon demand the amount of such taxes without credit against any indebtedness evidenced by the Note. If Mortgagor does not or, for any reason, may not do 80, Mortgagee may at its option accelerate the indebtedness evidenced by the Note to maturity as in the case of default by Mortgagor under the Note.

        17. Possession. Until an Event of Default shall have occurred under this
           ------------
Mortgage, Mortgagor shall be permitted to retain actual possession of the Mortgaged Property, to manage, operate, use and enjoy the same and all rights appertaining thereto and to collect, receive, take, use and enjoy the Income and Rents. The right of Mortgagor to collect the Income and Rents may be revoked by Mortgagee at any time and from time to time after an Event of Default has occurred under this Mortgage or the Note, by giving notice of such revocation to Mortgagor, following the giving of such notice, Mortgages may retain and apply the Income and Pants toward payment of the Aggregate Debt in such priority and proportions as Mortgagee, in its discretion, shall determine.

        18. Events of Default. The occurrence of any one or more of the
            ------ -- -------
following events shall constitute an event of default ("Event of Default") hereunder:

        (a)The occurrence of any event of default under the Note

        (b) Mortgagor shall fail to observe and perform any of the non-monetary covenants or agreements on its part to be observed or performed under this Mortgage within thirty (30) days after written notice from Mortgagee of such non-compliance;

        (c) Any representation or warranty of Mortgagor under this Mortgage or the Note shall be untrue in any material respect;

        (d) If any improvement essential to the continued operation of the Mortgaged Property is substantially damaged or destroyed by an uninsured casualty.



        19. Remedies.  Upon the occurrence of any event of default:
            --------

        (a) The Aggregate Debt shall, at the option of Mortgages, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Mortgagor.

        (b) Mortgagee may institute appropriate proceeding, at law or equity to collect the amount of the Aggregate Debt then due (by acceleration or otherwise), or for specific performance of any of the covenants of Mortgagor under this Mortgage (and Mortgagor acknowledges that all such covenants may be specifically enforce by Mortgagee by injunction or other appropriate equitable remedy), or to recover damages for any breach thereof, or to institute an action of mortgage Foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution for the Aggregate Debt, with interest as specified in paragraph 21 below, together with costs and expenses as specified in paragraph 21 below.

        (a) With or without demand upon Mortgagor for the surrender of possession, Mortgagee may enter upon and take possession of the Mortgaged property, breaking locks if necessary and without liability for trespass, damages or otherwise and, upon so doing, Mortgagee may, in its discretion and in addition to any of its other rights, as Mortgagee in possession, alter, improve, complete or repair the Mortgaged property (and in so doing Mortgages shell have the right to use the Mortgaged Property and to expend such amount for that purpose as Mortgagee shall deem best, all of which, with interest thereon at the rate specified in the Term Note from date of payment, shall be repayable by the Borrowers on dem_ and shall be secured hereby), and operate, rent, sell or lease the same in the name of Mortgagor or Mortgagee upon such terms and conditions as Mortgagee shall deem appropriate, and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor for all such purposes.

     (d) Mortgagee may further, by summary proceedings, initiate an action for possession or otherwise dispose any tenants, users or occupiers of the Mortgaged Property than or thereafter in default in the payment of any rent or other charge for the use thereof, and any tenants or other users or occupiers whose leasehold estates or rights to use the Mortgaged Property are subordinate to the lien of this Mortgage, whether or not any such tenant user or occupier is so in default; and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact of Mortgagor for all such ~ If Mortgagor remains in possession after demand by Mortgagee for surrender of possession of the Mortgaged Property, such continued possession by Mortgagor shall be 55 tenant of Mortgagee, and Mortgagor agrees to pay monthly in advance to Mortgagee such rent for the Mortgaged Property 50 occupied as Mortgagee may demand, and in default of so doing, Mortgagor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents, the foregoing agreement of Mortgagor to pay rent shall inure to the benefit of such receiver.

          (e) With or without taking possession of the Mortgaged property, Mortgagee may collect and receive all the Income and Rents and, after deducting the cost of all alterations, improvements, repairs, completion, partial completion, operation, sale, rental, leasing commissions and charges, including, but not limited to, counsel fees, incurred by Mortgagee, apply the net income to the sums secured hereby in such manner as Mortgagee in its discretion shall determine. Mortgages shall be liable to account only for the Income and Rents actually received.

          (f) If Mortgagee shall so elect, Mortgagor shall not resist or contest, but shall join in any petition to any court by Mortgagee for the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of all the Income and Rents therefrom, with such powers as the court making such appointment shall confer, and Mortgagor hereby appoints Mortgagee attorney-in-fact of Mortgagor for all such purposes.

          (g) All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged property at the tine of the occurrence of such Event of Default, all interest of Mortgagor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Mortgagee, to the extent permitted by law, as further security for the payment of the Aggregate Debt during the continuance of any such Event of Default until the Aggregate Debt has bean paid in full.

          (h) To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, Mortgagee may cause a judicial sale of the Mortgaged property in accordance with this subparagraph
(h). Such sale may be made without demand on Mortgagor at the time and place fixed in the notice of such sale, and such sale may be of the Mortgaged property as a whole or in separate lots or parcels, and in such order as Mortgagee may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at tine of sale. Such sale of the Mortgaged Property may be postponed by public ~ at the time and place of sale and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity, including Mortgagee, may purchase at such sale. After deducting all costs, fees, and expanses of Mortgagee, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the Aggregate Debt. The Mortgaged Property may be sold as aforesaid either before, after, or during the pendency of any proceedings for power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the Aggregate Debt. The provisions of this subparagraph (h) are not intended to and shall not adversely affect Mortgagee's rights to conduct a non-judicial sale of such portions of the Mortgaged Property as constitute personal property.

(i)Mortgagee may pursue any and all other remedies which are otherwise available to Mortgagee at law or in equity.

        20. Remedies Cumulative. etc.
            -------------------------

(a) No right or remedy conferred upon or reserved to Mortgagee under any of the Loan Documents or with respect to any Collateral, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other such right or remedy and each and every such right or remedy shall be cumulative and concurrent, and shall be pursued separately, concurrently, successively or otherwise, at the sole discretion of Mortgagee, and shall so be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Mortgagee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Mortgagee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy or the failure to insist upon strict performance of any term of the Note or this Mortgage, shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of Mortgagor thereunder.

(b) The recovery of any judgment by Mortgagee or the levy of execution udder any judgment upon the Mortgaged Property shall not affect in any manner, or to any extent, the lien of this Mortgage upon the Mortgaged Property, or any security interest in any other Collateral, or any rights, remedies or powers of Mortgagee with respect to any Collateral, but such lien and such security interest and such rights, remedies and powers of Mortgagee shall continue unimpaired as before. Further, the entry of any judgment by Mortgagee shall not affect in any way the interest payable hereunder on any amounts due to Mortgagee, but interest shall continue to accrue on such amounts at the Default Rate (as hereinafter defined) after the entry of any judgment and continuing until distribution of the proceeds of any Sheriff's sale.

(a) Mortgagor hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Aggregate Debt (except as otherwise specifically provided in Paragraph 18 hereof). To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereinafter in effect.

(d) Mortgagor agrees that Mortgagee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Note (and Mortgagor hereby waives any notice of any of the foregoing), and that the Note may be amended, supplemented or modified by Mortgagee and the other signatory parties and that Mortgagee may resort to any Collateral in such order and manner as it may think fit or accept the assignment, substitution, exchange or pledge of any other collateral in place of, or release for such consideration, or none, as it may require all or any portion of any Collateral, without in any way affecting the validity of its lien over or other security interest in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by Mortgagee pursuant to any of the foregoing shall in no way be construed as a waiver or release of any right or remedy of Mortgagee, or of any Event of Default, or of any liability or obligation of Mortgagor, under any of the Note on this Mortgage

  a) To the extent permitted by law, Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of the Mortgaged Property, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take, or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, prior to any sale of any of Mortgagor's interest therein; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Real Property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay, or impede the execution of any power herein granted to us though no such law or laws had been made or enacted. Mortgagor further waives and releases all procedural errors, defects and imperfections in any proceeding instituted by Mortgagee under the Note or this Mortgage.

  (f) Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereinafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for the Aggregate Debt marshaled upon any foreclosure of this Mortgage or of any other security for any of the Aggregate Debt.

  21. Default Rate; Penalty. Following the occurrence of any Event of Default
      ---------------------
and continuing (notwithstanding the entry of any judgment by Mortgagee against Mortgagor) either until the date such Event of Default is cured to the satisfaction of the Mortgagee or until the Aggregate Sum, and all other sums payable under the Note is paid in full, whichever occurs first, the principal sum outstanding under the Note shall bear interest at the highest rate permitted under the laws of the State of Florida (the "Default Rate") (unless applicable law provides that a statutory rate shall apply notwithstanding such a contract rate) and shall be secured by this Mortgage and by all other Collateral.

  22. Counsel Fees. If Mortgagee retains the services of counsel in order to cure any default under this Mortgage or the Note, or if Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or following an Event or Events of Default hereunder if Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Note, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be payable by Mortgagor to Mortgagee on demand and shall be secured hereby. Mortgagor shall pay the cost of the title search and all other costs incurred by Mortgagee in connection with proceedings to recover any sums secured hereby. Mortgagor shall also pay any reasonable charge of Mortgagee in connection with the satisfaction of this Mortgage of record.

  23. Renewals. This Mortgage shall secure any and all renewals, or extensions
      --------
of the whole or any part of the indebtedness hereby secured however evidenced, with interest at such lawful rate as may be agreed upon end any such renewals or extensions or any change in the terms or rate of interest shall not impair in any manner the validity or of priority of this Mortgage.

  24. Severability. In the event that for any reason one or more of the
      ------------
provisions of this Mortgage or their application to any person or circumstances shall be held to be invalid, illegal, or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other res_ end to such extent as may be permissible. In addition, any such invalidity, illegality, or unenforcebility shall not effect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

  25. Successors and Assigns. This Mortgage insures to the benefit of Mortgagee
      -----------------------
and binds Mortgagor, and their respective successors and assigns, ~ and the words "Mortgagee" and "Mortgagor" whenever occurring herein shall be deemed to include such respective successors and assigns. Mortgagee may assign or otherwise transfer this Mortgage and the Note secured hereby to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Mortgagee herein or otherwise.

  26. Notices. All notices required to be given to any of the parties hereunder
      -------
shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by reputable overnight courier or certified or registered mail, return receipt requested, to such party at its address set forth below:


    Mortgagor:      Lucaya Beach Hotel Corporation
                    1200 North Ocean Boulevard
                    Pompano Beach, Florida
                    Attn: Mr. Romulo De Souza

                    With a Copy to:
                    Douglas Bates, Esquire
                    2701 H. Sunrise Boulevard, Suite 300
                    Fort Lauderdale, Florida 33304

    Mortgagee:
                    Del-Aire Management Co., Inc.
                    4541 White Cedar Lane
                    Delray Beach, Florida 33445



                With a copy to:

                    Lee C. Summers, Esquire
                    Mattlin & McClosky
                    5355 Town Center Road
                    Suite 901
                    Boca Raton, Florida 33486

          Such notice shall be deemed to be given when received if delivered personally or by overnight courier or two (2) days after the date mailed if sent by certified or registered mail, return receipt requested. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

          27. Definitions; Number and Gender. In the event Mortgagor consists of
              ------------------------------
more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word "Mortgagor shall mean all or some of any of them. For purposes of this Mortgage, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The words "Real Property". "Mortgaged Property". "Improvements", "Appurtenances, "Equipment", "Building Equipment", "Intangibles", "Awards", "Insurance Policies", "Goods" and "Proceeds" shall include any portion of and additions to the Real property, the Mortgaged Property, the Improvements, the Appurtenances, the Equipment, the Building Equipment, the Intangibles, the Awards, the Insurance Policies, the Goods and the Proceeds, respectively.

          28. Incorporated by Reference.  All of the terms and provisions of the
              --------------------------
Note are hereby incorporated herein by reference.

          29. Captions.  The captions or headings of the paragraphs of this
              --------
Mortgage are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Mortgage.

          30. Governing Law. This Mortgage shall be governed by and construed
              --------------
in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage the day and year first above written.


                      LUCAYA BEACH HOTEL CORPORATION

                      By: /s/ Romulo Bandeira de Souza G. Neto
                      Romulo Bandeira de Souza G. Neto


    Witnesses

    /s/ Douglas M. Bates
    Douglas M. Bates

    /s/ Harriet H. Brewer
    Harriet H. Brewer


    STATE OF FLORIDA
      COUNTY OR BROWARD

      I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Romulo Bandeira de Souza G. Neto, as President of LUCAYA BEACH HOTEL CORPORATION to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 26th, day of February l992
     ----         --------


                         /s/ Douglas M. Bates
                           Notary Public
                         DOUGLAS M. BATES

                    NEGOTIABLE PURCHASE MONEY MORTGAGE NOTE
                    ---------------------------------------

                        Boca Raton, Florida February 26, 1992

          FOR VALUE RECEIVED, the undersigned, promises to pay to the order of DEL-AIRE MANAGEMENT CO., INC. at 4541 White Cedar Lane, Delray Beach, Florida, or such other place as the Holder may from time to time in writing designate, the principal sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/l00 DOLLARS ($1,200,000.00), together with interest at the rate of seven and three-forths percent (7 3/4%) per annum from date hereof until maturity, all payable in lawful money of the United States of America, payable as follows:

81,200,000.00

  Interest and principal shall be payable in fifty-nine (59) monthly installments of Nine Thousand Eight Hundred Fifty-One and 38/100 Dollars (89,851.38) each beginning on the first day of April, 1992, with the sixtieth
(60th) and final payment consisting of the unpaid principal balance and interest accrued and unpaid thereon which shall be due and payable March 1, 1997-

  This Note may be prepaid in whole or in part, at any time or from time to time.

  The unpaid principal balance, and all accrued interest thereon, shall become immediately due and payable, at the option of the Holder, seven (7) days after the failure of the Maker to pay an installment due hereunder on or before the due date established in this Note.

  Not amending the grace period recited herein, in the event that any payment is not made within fifteen (15) days from its due date, there shall be assessed a late fee equal to five percent (5%) of the monthly payment.

  This Note is secured by a Purchase Money Mortgage and Security Agreement on a leasehold interest in real estate and personal property executed simultaneously with this Note. A default under said purchase Money Mortgage and Security Agreement shall likewise constitute a default hereunder.

  In the event of default, this Note shall bear interest from the date of said default at the highest permissible rate permitted by the Statutes of the State of Florida.

It is agreed that time is of the essence in the performance of all obligations hereunder and under the Purchase Money Mortgage and Security Agreement.

          Maker and all endorsers and guarantor, waive demand, protest and notice of maturity, non-payment or protest, diligence in collection or bringing suit, end all requirements necessary to hold it liable as maker. Maker further agrees, to pay all costs of collection, including reasonable attorneys' fees in case the principal of this Note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

          The right to plead any and all statutes of limitation as a defense to any demand on this Note, or any agreement to pay the same, or any demand secured by the purchase Money Mortgage and Security Agreement securing this Note, is expressly waived by each and every of the undersigned, endorsers or guarantors to the fullest extent permitted by law.

All makers, endorsers, guarantors and sureties hereof agree jointly end severally to pay all costs of collection and of suit and foreclosure, end to the extent permitted by law, reasonable attorneys' fees.

Any forbearance of Holder in exercising any right or remedy hereunder or under the purchase Money Mortgage and Security Agreement, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy.

The acceptance by Holder of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Holder's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment. Holder shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Holder may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

Notwithstanding anything herein or in any installment by which this Note may be secured to the contrary, no provision contain_ herein or therein which purports to obligate the under-signed to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. Any such excess shall, at the option of the Holder of this Note, either be paid to the undersigned or be credited to principal.

        This Note is made in the State of Florida and is to be governed and construed in accordance with its laws.


                                LUCAYA BEACH HOTEL CORPORATION


                                By:Romulo Bandeira De Souza G. Neto president

                                   GUARANTY
                                   --------

          The undersigned, Romulo Bandeira De Souza G. Neto, does hereby absolutely and unconditionally guarantee the performance by Lucaya Beach Hotel Corporation ("Maker") of all the terms and conditions of this Note and the Purchase Money Mortgage and Security Agreement referred to herein, including, but not limited to, the prompt and complete payment by Maker of all sums due hereunder.



                       Romulo Bandeira De Souza G. Neto

STATE OF FLORIDA
COUNTY OF PALM BEACH

          I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Romulo Bandeira De Souza G. Neto, to me known to be the person described in and who executed the foregoing instrument and he acknowledged before ma that he executed the same.

            WITNESS my hand and official seal in the County and State last aforesaid this ___ day of ____________, l99_.
                                                                               I

                            My Commission Expires:

                               LEGAL DESCRIPTION
                               -----------------

Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA RESUBDIVISION, according to the P1at thereof, recorded in P1at Book 1, Page 22 of the Public Records of Broward County, Florida.

TOGETHER WITH that portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16, in said Block
13.

TOGETHER WITH the following described property:

Begin at the intersection of the Center Line of Alta Avenue with a westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat Book 1, Page 22 of the Public Records of
                                                                      -------
Broward County, Florida; thence westerly along said westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of
45.64 feet to the Center Line of Alta Avenue; thence North along said Center
                                              ------
Line a distance of 120.0 feet more or less, to the point of beginning.